UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-06179
                                                     ---------

             Flaherty & Crumrine Preferred Income Fund Incorporated
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 626-795-7300
                                                            ------------

                      Date of fiscal year end: November 30
                                               -----------

                   Date of reporting period: February 29, 2008
                                             -----------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.
The Schedule(s) of Investments is attached herewith.


FLAHERTY & CRUMRINE PREFERRED INCOME FUND

To the Shareholders of the Preferred Income Fund:

      The Fund's performance during the first fiscal quarter of 2008, which ended on February 29th, is summarized below:

         Total Return on Net Asset Value 1:             + 0.2%
         Total Return on Market Value 2:                - 1.3%

      While these returns were not impressive on an absolute basis, they actually were quite good given the turbulent securities markets we saw during the quarter. We believe the Fund's portfolio of investments remains sound and will continue to provide common stock shareholders with high current income.

      Conditions in the financial markets remain difficult as many of the adverse trends that surfaced in the second half of 2007 have persisted during the first few months of 2008. The dramatic downturn in the housing market is clearly at the root of our current economic problems. The housing bubble, fueled by lenders willing to fund anyone who could fog a mirror, is correcting itself at a jarring pace. In addition, the impact has been magnified because the alchemists of Wall Street, with an assist from the rating agencies, took these leaden mortgages and turned them not into gold, but rather into an alphabet soup of mortgage-backed securities, some of which turned out to be toxic waste.

      The Fund never invested in these structured mortgage products, but we did underestimate the impact they would have on many of the companies we own. Since the beginning of the credit crisis last year, financial companies have written off more than $200 billion of bad loans and investments, and they have lost about 27.4% 3 of their equity market value. While common equity holders will ultimately bear the brunt of these losses, the preferred securities of many financial companies have fallen sharply in market price. Financial companies comprise more than 75% of the preferred security universe, and, given the mandate of the Fund, the portfolio will always own a lot of these financial issues.

      As of February 29th, 60.3% of the portfolio was invested in preferred securities of the financial sector. Commercial banks comprised 30% of the total portfolio, along with 16% in finance companies (including investment banks and brokers), 14% in insurance companies and 0.3% in the housing agencies Freddie Mac and Fannie Mae. The remainder of the portfolio is mostly utilities, other energy companies, and cash.

      Another topic in the news recently is the collapse of the auction rate preferred market. A wide range of entities have issued this type of security, and for years it was an effective way to borrow money. Last fall, the auction process began to break down. In February the auction market suddenly collapsed and the long-term viability of the product became in doubt.

      Many closed-end funds have issued auction rate preferred as a means to enhance income for the common shareholders. Historically, rates PAID by the Fund (on the preferred stock) have been well below what the Fund EARNS on its investments.

----------
 1 Based on monthly data provided by Lipper Inc. in each calendar month during the quarter. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which may differ from other methodology used elsewhere in this report.
 2 Based on Bloomberg data; distributions are assumed to be reinvested at market price.
 3 The return on the Standard and Poor's 500 Financial index for the period 6/30/07 through 2/29/08, price change only.

      As you know, PFD employs leverage and therefore has two classes of shareholders--common stock and auction preferred stock. Both share in the income generated by the investment portfolio, but in a different way. The amount paid to holders of the preferred stock is determined periodically via a Dutch auction process. These auctions are designed to determine a rate that will "clear" the market, i.e., attract enough buyers to absorb any shares being sold. There is, however, a maximum rate at each auction based on a formula. If the maximum rate is not sufficient to attract enough buyers, the auction is said to "fail" and holders wishing to sell cannot. The terminology is unfortunate: a "failed" auction means sellers can't sell, but it has nothing to do with the Fund's ability to distribute income.

      The dividend paid to common stock shareholders is simply the income left over after paying preferred stock dividends and other expenses of the Fund. Thus, the higher the rates paid by the Fund on its preferred stock, the less income available for common shareholders. Under current market conditions, even with preferred stock dividends being at the current maximum rate, THE YIELD EARNED ON THE PORTFOLIO REMAINS WELL ABOVE THE COST OF LEVERAGE.

      The breakdown of the auction market is a symptom of a larger malady affecting financial markets--illiquidity. Just as banks and other traditional lenders have dramatically cut back on making certain types of loans, investors have become much less willing to part with cash. Since July 2007, additions to money market funds (a substitute for cash) have increased by nearly one trillion dollars.

      And while many are hoarding cash, others are scrambling to raise it. It is clear that as a nation we had purchased too many things with borrowed money. This was obviously the case in the housing market, and now many homeowners are being forced to sell. In the securities markets, it has become apparent that many hedge funds and other investment firms were operating without sufficient capital and are also being forced to sell assets. There is ample evidence that in aggregate, hedge funds have been shrinking their investment portfolios, and we have observed several of our trading partners at brokerage firms aggressively trying to reduce their trading positions.

      Another source of selling pressure has come from a steady supply of new issues, as companies have sought to shore up their balance sheets after taking big write downs. It wasn't long ago that the decision to issue new equity, whether common or preferred, was based on strategic or opportunistic factors. Now, many companies are being forced to issue to rebuild capital for defensive reasons, and they are paying rates that are historically high (in relation to risk-free U.S. Treasury securities).

      Every financial bubble eventually bursts and asset prices fall to sustainable levels. Tulips and dotcom companies are one thing, but the U.S. housing market is a whole different ballgame in terms of its economic impact. In order for the U.S. economy to avoid a deep and lasting recession, the housing sector will need to stabilize. For this to happen, the glut of homes for sale must shrink. This in turn will likely require some relief for over-extended borrowers and a return to more normal mortgage markets. For that to happen, home prices will need to fall to a "clearing" level that certainly is lower than today's prices. However, lower home prices, while necessary, may amplify current economic weakness. Needless to say, the path to economic recovery will be bumpy and hard to navigate.

      We are cautiously optimistic that the extraordinary steps taken by the Federal Reserve Bank will be effective in avoiding a severe economic downturn. The Fed's objective is to make certain that capital markets in general, and the banking system in particular, are functioning properly and providing adequate liquidity to businesses and individuals. The financial system is far more complex today than just a few years ago, making the Fed's job much more difficult. We encourage you to read our Quarterly Economic Update on the Fund's website for a more detailed discussion of current conditions in the housing sector and our thoughts on the economy in general.

      Our job remains the same--research each and every credit in the portfolio, and try to construct the best portfolio of securities that will enable the Fund to meet its objectives. While market sentiment is certainly depressed at the moment, we see tremendous long-term value in preferred securities at today's prices.

      During periods of unusual market volatility, these letters provide a welcome opportunity to step back and discuss a wide variety of items affecting your Fund. Some of these deserve more attention than space here allows and are covered in greater depth on the Fund's website. Other situations, like the status of our auction preferred stock, are rapidly changing, and we'll post to the website as much up-to-date information as possible.

      We may never know the origins of the old curse "may you live in interesting times," but whoever coined it certainly got his wish.

         Sincerely,

         /s/ Donald F. Crumrine              /s/ Robert M. Ettinger

         Donald F. Crumrine                  Robert M. Ettinger
         Chairman of the Board               President

April 9, 2008

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OVERVIEW
FEBRUARY 29, 2008 (UNAUDITED)
------------------------------------------------------

FUND STATISTICS ON 02/29/08
--------------------------------------------------------------------------------
Net Asset Value                                                   $       12.62
Market Price                                                      $       12.00
Discount                                                                   4.91%
Yield on Market Price                                                      7.75%
Common Stock Shares Outstanding                                      10,550,676

MOODY'S RATINGS                                                   % OF PORTFOLIO
--------------------------------------------------------------------------------
AA                                                                          6.1%
A                                                                          17.0%
BBB                                                                        47.7%
BB                                                                         17.3%
Below "BB"                                                                  1.1%
Not Rated                                                                   8.0%
--------------------------------------------------------------------------------
Below Investment Grade*                                                    16.8%

*     BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

INDUSTRY CATEGORIES                                               % OF PORTFOLIO
--------------------------------------------------------------------------------
Banking                                                                      30%
Utilities                                                                    27%
Financial Services                                                           16%
Insurance                                                                    14%
Energy                                                                        8%
REITs                                                                         2%
Other                                                                         3%

TOP 10 HOLDINGS BY ISSUER                                        % OF PORTFOLIO
-------------------------------------------------------------------------------
Interstate Power & Light                                                5.4%
Merrill Lynch                                                           4.7%
Banco Santander                                                         4.0%
FBOP Corp                                                               3.9%
Liberty Mutual Group                                                    3.8%
SLM Corp                                                                3.3%
National City                                                           3.3%
Kinder Morgan                                                           3.2%
CoBank ACB                                                              3.1%
CIT Group                                                               2.8%

                                                                                          % OF PORTFOLIO**
----------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                    59%

Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)                52%
----------------------------------------------------------------------------------------------------------

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                   FEBRUARY 29, 2008 (UNAUDITED)
                          ------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
------------                                                                                             ---------------
PREFERRED SECURITIES -- 93.8%
                 BANKING -- 30.1%
-------------------------------------------------------------------------------------------------------------------------------
$  3,000,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B .....................................   $     3,199,200
               Banco Santander:
      25,000      Adj. Rate Pfd. .....................................................................           450,000**(1)
     301,200      6.50% Pfd. .........................................................................         6,654,653**(1)
      63,200      6.80% Pfd. .........................................................................         1,455,578**(1)
               Bank of America Corp.:
      50,000      6.204% Pfd., Series D ..............................................................         1,151,565*
$  2,000,000      8.00% ..............................................................................         2,074,400*
$  2,500,000   Capital One Capital III, 7.686% 08/15/36 ..............................................         1,910,250
$  3,500,000   CBG Florida REIT Corporation, 7.114%, 144A**** ........................................         2,628,500
      20,000   Citigroup, Inc., 8.125% Pfd., Series AA ...............................................           509,800*
      19,648   Citizens Funding Trust I, 7.50% Pfd. 09/15/66 .........................................           427,959
               Cobank, ACB:
      50,000      7.00% Pfd., 144A**** ...............................................................         2,501,000*
      75,000      7.814% Pfd., 144A**** ..............................................................         4,173,750*
$  3,975,000   Comerica Capital Trust II, 6.576% 02/20/37 ............................................         2,825,827
       9,000   FBOP Corporation, Adj. Rate Pfd., 144A**** ............................................         8,415,000*
$  2,250,000   First Hawaiian Capital I, 8.343% 07/01/27, Series B ...................................         2,348,797(1)
$  1,500,000   First Union Capital II, 7.95% 11/15/29 ................................................         1,600,686
$    550,000   HBOS PLC, 6.657%, 144A**** ............................................................           438,020**(1)
       5,000   HSBC Series II, Variable Inverse Pfd., Pvt. ...........................................         3,055,000*
       2,500   HSBC USA, Inc., $2.8575 Pfd. ..........................................................           109,453*
      40,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 ...............................................           892,500
      40,000   National City Corporation, 9.875% Pfd. ................................................         1,077,600*
$  5,000,000   National City Preferred Capital Trust I, 12.00% .......................................         5,165,500
      31,500   PFGI Capital Corporation, 7.75% Pfd. ..................................................           689,850
$    425,000   Regions Financing Trust II, 6.625% 05/15/47 ...........................................           332,330
          10   Roslyn Real Estate, 8.95% Pfd., Series C, 144A**** ....................................         1,041,361
      88,480   Sovereign Bancorp, 7.30% Pfd., Series C ...............................................         2,040,570*
      30,600   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 ........................................           707,549(2)
$  1,600,000   Sovereign Capital Trust VI, 7.908% 06/13/36 ...........................................         1,320,800
               U.S. Bancorp, Auction Pass-Through Trust, Cl. B:
          11      Series 2006-5, Variable Rate Pfd., 144A**** ........................................             5,500*+
          11      Series 2006-6, Variable Rate Pfd., 144A**** ........................................             5,500*+
      75,000   Wachovia Corporation, 8.00% Pfd., Series J ............................................         1,923,000*
$  1,000,000   Washington Mutual Preferred Funding IV, 9.75%, 144A**** ...............................           861,278
$  1,600,000   Webster Capital Trust IV, 7.65% 06/15/37 ..............................................         1,245,440
      40,000   Zions Capital Trust B, 8.00% Pfd. 09/01/32 ............................................           998,752
------------------------------------------------------------------------------------------------------------------------
                                                                                                              64,236,968
                                                                                                           -------------

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2008 (UNAUDITED)
------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
------------                                                                                             ---------------
PREFERRED SECURITIES -- (CONTINUED)
                 FINANCIAL SERVICES -- 15.1%
-------------------------------------------------------------------------------------------------------------------------------
     291,500   CIT Group, Inc., 6.35% Pfd., Series A .................................................   $     5,966,655*
      25,000   Countrywide Capital IV, 6.75% Pfd. ....................................................           437,500
      50,300   Countrywide Capital V, 7.00% Pfd., 11/01/36 ...........................................           869,310(2)
       1,250   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ...................         1,354,513
      22,500   First Republic Preferred Capital Corporation II, 8.75% Pfd., Series B, 144A**** .......           572,400
               Goldman Sachs:
     168,000      Adj. Rate Pfd., Series D ...........................................................         3,370,500*
      20,200      Cabco Trust Capital I, Adj. Rate Pfd. 02/15/34 .....................................           381,907
          11      Pass-Through Certificates, Class B, 144A**** .......................................           525,800*+
       2,500      STRIPES Custodial Receipts, Pvt. ...................................................         1,262,500*
               Lehman Brothers Holdings, Inc.:
      10,000      5.94% Pfd., Series C ...............................................................           416,700*
      80,000      7.95% Pfd. .........................................................................         1,994,400*
               Merrill Lynch:
      92,000      Adj. Rate Pfd., Series 5 ...........................................................         1,561,130*
      16,000      Adj. Rate Pfd., Series 2 ...........................................................           268,200*
       3,000      Series II STRIPES Custodial Receipts, Pvt. .........................................           255,000*+
     200,000      6.25% Pfd. .........................................................................         4,660,000*
      53,700      6.70% Pfd. .........................................................................         1,343,574*
               SLM Corporation:
       9,000      Adj. Rate Pfd., Series B ...........................................................           528,750*
     136,855      6.97% Pfd., Series A ...............................................................         6,488,296*
------------------------------------------------------------------------------------------------------------------------
                                                                                                              32,257,135
                                                                                                         ---------------
               INSURANCE -- 11.4%
-----------------------------------------------------------------------------------------------------------------------------
$  1,000,000   AMBAC Financial Group, Inc., 6.15% 02/15/37 ...........................................           591,700
$  3,750,000   AON Capital Trust A, 8.205% 01/01/27 ..................................................         3,865,635
               Arch Capital Group Ltd.:
      10,000      7.875% Pfd., Series B ..............................................................           251,875**(1)
      36,300      8.00% Pfd., Series A ...............................................................           935,861**(1)
      30,900   Axis Capital Holdings, 7.50% Pfd., Series B ...........................................         3,001,008(1)
      90,600   Delphi Financial Group, 7.376% Pfd. 05/15/37 ..........................................         2,018,568
$  2,275,000   Everest Re Holdings, 6.60% 05/15/37 ...................................................         1,936,707
$  4,500,000   Liberty Mutual Group, 7.80% 03/15/37, 144A**** ........................................         3,747,600
      50,000   MetLife, Inc., 6.50% Pfd., Series B ...................................................         1,217,190*
$  2,000,000   PartnerRe Finance II, 6.44% 12/01/66 ..................................................         1,693,804(1)

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                   FEBRUARY 29, 2008 (UNAUDITED)
                          ------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
------------                                                                                              ---------------
PREFERRED SECURITIES -- (CONTINUED)
                 INSURANCE -- (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
               Renaissancere Holdings Ltd.:
      28,650      6.08% Pfd., Series C ...............................................................   $       578,730**(1)
     110,300      6.60% Pfd., Series D ...............................................................         2,426,600**(1)
       2,100      7.30% Pfd., Series B ...............................................................            50,203**(1)
     119,500   Scottish Re Group Ltd., 7.25% Pfd. ....................................................         1,195,000**(1)
$    750,000   USF&G Capital, 8.312% 07/01/46, 144A**** ..............................................           828,525
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,339,006
                                                                                                         ---------------
               UTILITIES -- 26.1%
-----------------------------------------------------------------------------------------------------------------------------
               Alabama Power Company:
         300      4.52% Pfd. .........................................................................            23,166*
       5,734      4.72% Pfd. .........................................................................           462,332*
       5,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 .............................           489,600*
     103,200   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 ......................................         5,000,040
         900   Central Hudson Gas & Electric Corporation, 4.96% Pfd., Series E, Pvt. .................            76,662*
       5,560   Central Vermont Public Service Corporation, 8.30% Sinking Fund Pfd., Pvt. .............           573,014*
               Connecticut Light & Power Company:
      34,300      5.28% Pfd., Series 1967 ............................................................         1,486,562*
       1,905      6.56% Pfd., Series 1968 ............................................................            94,107*
       2,100   Consolidated Edison Company of New York, 4.65% Pfd., Series C .........................           176,484*
               Duquesne Light Company:
       7,675      4.10% Pfd. .........................................................................           274,919*
       9,190      4.15% Pfd. .........................................................................           333,137*
         910      4.20% Pfd. .........................................................................            33,388*
       5,490      $2.10 Pfd., Series A ...............................................................           203,185*
     100,000   Entergy Arkansas, Inc., 6.45% Pfd. ....................................................         2,505,000*
      46,000   Entergy Louisiana, Inc., 6.95% Pfd. ...................................................         4,577,000*
       5,000   Entergy Mississippi, Inc., 4.92% Pfd. .................................................           421,400*
      18,535   Florida Power Company, 4.75% Pfd. .....................................................         1,557,681*
               Georgia Power Company:
      13,100      6.125% Pfd. ........................................................................           322,522*
      10,000      6.50% Pfd., Series 07-A ............................................................           995,000*
       2,010   Great Plains Energy, Inc., 4.50% Pfd. .................................................           165,704*
      50,000   Hawaiian Electric Company, Inc., 5.25% Pfd., Series H, Pvt. ...........................           915,625*
      32,650   Indianapolis Power & Light Company, 5.65% Pfd. ........................................         2,840,550*
     384,000   Interstate Power & Light Company, 8.375% Pfd., Series B ...............................        11,420,160*
               Pacific Enterprises:
      27,430      $4.50 Pfd. .........................................................................         2,202,903*
      10,000      $4.75 Pfd., Series 53 ..............................................................           847,600*

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2008 (UNAUDITED)
------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
------------                                                                                             ---------------
PREFERRED SECURITIES -- (CONTINUED)
                 UTILITIES -- (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
               PacifiCorp:
       1,095      5.40% Pfd. .........................................................................   $       111,099*
      14,542      $4.72 Pfd. .........................................................................         1,196,225*
$    500,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ...............................           481,100
       5,000   PPL Electric Utilities Corporation, 6.75% Pfd. ........................................           516,000*
$  2,100,000   Puget Sound Energy, Inc., 6.974% 06/01/67 .............................................         1,868,370
               San Diego Gas & Electric Company:
       1,200      4.40% Pfd. .........................................................................            19,272*
         700      4.50% Pfd. .........................................................................            11,494*
      77,000      $1.70 Pfd. .........................................................................         2,021,250*
               South Carolina Electric & Gas Company:
      24,924      5.125% Purchase Fund Pfd., Pvt. ....................................................         1,283,586*
       6,703      6.00% Purchase Fund Pfd., Pvt. .....................................................           341,987*
               Southern Union Company:
$    200,000      7.20% 11/01/66 .....................................................................           180,340
      64,800      7.55% Pfd. .........................................................................         1,640,736*
$    750,000   TXU Electric Capital V, 8.175% 01/30/37 ...............................................           647,400
               Union Electric Company:
      14,150      4.56% Pfd. .........................................................................         1,164,262*
      18,800      $7.64 Pfd. .........................................................................         1,893,160*
      12,500   Virginia Electric & Power Company, $7.05 Pfd. .........................................         1,266,798*
      45,200   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42 ....................................         1,141,300(3)
$  1,900,000   Wisconsin Energy Corporation, 6.25% 05/15/67 ..........................................         1,731,641
         546   Wisconsin Power & Light Company, 4.80% Pfd. ...........................................            47,857*
------------------------------------------------------------------------------------------------------------------------
                                                                                                              55,561,618
                                                                                                         ---------------
               ENERGY -- 6.3%
-----------------------------------------------------------------------------------------------------------------------------
$  4,000,000   Enbridge Energy Partners LP, 8.05% 10/01/37 ...........................................         3,806,920
               Enterprise Products Partners:
$  2,600,000      7.034% 01/15/68 ....................................................................         2,255,510
$  1,640,000      8.375% 08/01/66 ....................................................................         1,612,750
       3,500   Kinder Morgan GP, Inc., 8.33% Pfd., 144A**** ..........................................         3,515,400*
$  1,225,000   KN Capital Trust III, 7.63% 04/15/28 ..................................................         1,133,125
      10,000   Lasmo America Limited, 8.15% Pfd., 144A**** ...........................................         1,044,400*(1)
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,368,105
                                                                                                         ---------------
               REAL ESTATE INVESTMENT TRUST (REIT) -- 2.2%
-----------------------------------------------------------------------------------------------------------------------------
      40,000   Duke Realty Corporation, 8.375% Pfd., Series O ........................................           998,400
      30,000   PS Business Parks, Inc., 7.375% Pfd., Series O ........................................           690,939

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                   FEBRUARY 29, 2008 (UNAUDITED)
                          ------------------------------------------------------

SHARES/$ PAR                                                                                                  VALUE
------------                                                                                             ---------------
PREFERRED SECURITIES -- (CONTINUED)
                 REAL ESTATE INVESTMENT TRUST (REIT) -- (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
               Public Storage, Inc.:
      81,170      6.45% Pfd., Series F ...............................................................   $     1,795,886
      55,600      6.625% Pfd., Series M ..............................................................         1,256,215
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,741,440
                                                                                                         ---------------
               MISCELLANEOUS INDUSTRIES -- 2.3%
-----------------------------------------------------------------------------------------------------------------------------
      13,600   E.I. Du Pont de Nemours and Company, $4.50 Pfd., Series B .............................         1,125,944*
      40,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ...................................         3,797,600*
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,923,544
                                                                                                         ---------------
               U.S. GOVERNMENT SECURITIES -- 0.3%
-----------------------------------------------------------------------------------------------------------------------------
      24,000   Fannie Mae, 8.25% Pfd.. ...............................................................           616,560*
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 616,560
                                                                                                         ---------------
               TOTAL PREFERRED SECURITIES
                  (Cost $215,127,034) ................................................................       200,044,376
                                                                                                         ---------------
CORPORATE DEBT SECURITIES -- 3.3%
               INSURANCE -- 2.1%
-----------------------------------------------------------------------------------------------------------------------------
$  4,729,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ...................................         4,425,010
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,425,010
                                                                                                         ---------------
               UTILITIES -- 0.0%
-----------------------------------------------------------------------------------------------------------------------------
       3,050   Entergy Louisiana LLC, 7.60% 04/01/32, 1st Mortgage ...................................            77,680
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  77,680
                                                                                                         ---------------
               ENERGY -- 1.2%
-----------------------------------------------------------------------------------------------------------------------------
$  2,450,000   KN Energy, Inc., 7.45% 03/01/98........................................................         2,241,750
      11,300   Nexen, Inc., 7.35% Subordinated Notes .................................................           271,906(1)
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,513,656
                                                                                                         ---------------
                  TOTAL CORPORATE DEBT SECURITIES
                  (Cost $7,150,895) ..................................................................         7,016,346
                                                                                                         ---------------

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2008 (UNAUDITED)
------------------------------------------------------

SHARES/$ PAR                                                                                                    VALUE
------------                                                                                               ---------------
OPTION CONTRACTS -- 0.2%
------------------------------------------------------------------------------------------------------------------------------
          75   April Call Options on June U.S. Treasury Bond Futures, Expiring 03/20/08 ................            14,063+
         150   June Call Options on June U.S. Treasury Bond Futures, Expiring 05/23/08 .................           260,156+
         382   June Put Options on June U.S. Treasury Bond Futures, Expiring 05/23/08 ..................            83,563+
--------------------------------------------------------------------------------------------------------------------------
               TOTAL OPTION CONTRACTS
                  (Cost $282,698) ......................................................................           357,782
                                                                                                           ---------------
MONEY MARKET FUND -- 1.8%
------------------------------------------------------------------------------------------------------------------------------
   3,801,247   BlackRock Provident Institutional, TempFund .............................................         3,801,247
--------------------------------------------------------------------------------------------------------------------------
               TOTAL MONEY MARKET FUND
                  (Cost $3,801,247) ....................................................................         3,801,247
                                                                                                           ---------------
SECURITIES LENDING COLLATERAL -- 0.3%
------------------------------------------------------------------------------------------------------------------------------
     754,200   BlackRock Institutional Money Market Trust ..............................................           754,200
--------------------------------------------------------------------------------------------------------------------------
               TOTAL SECURITIES LENDING COLLATERAL
                  (Cost $754,200) ......................................................................           754,200
                                                                                                           ---------------
TOTAL INVESTMENTS (Cost $227,116,074***) ...............................................         99.4%         211,973,951
OTHER ASSETS AND LIABILITIES (Net) .....................................................          0.6%           1,222,008
                                                                                            ---------      ---------------

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK ...............................        100.0%++   $   213,195,959
                                                                                            ---------      ---------------

AUCTION PREFERRED STOCK (APS) REDEMPTION VALUE .........................................................       (80,000,000)
                                                                                                           ---------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK .............................................................   $   133,195,959
                                                                                                           ===============

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**    Securities distributing Qualified Dividend Income only.
***   Aggregate cost of securities held.
**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.
(1)   Foreign Issuer.
(2)   A portion of this security is on loan.
(3) A portion of this security has been pledged as collateral for written option positions.
+     Non-income producing.
++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

        ABBREVIATIONS:
PFD. -- Preferred Securities
PVT. -- Private Placement Securities

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                   FEBRUARY 29, 2008 (UNAUDITED)
                          ------------------------------------------------------

OPEN OPTION CONTRACTS WRITTEN

CONTRACTS                      CONTRACT DESCRIPTION                                                             VALUE
--------------   ----------------------------------------------------------                                ---------------
            75   April Call Options on June U.S. Treasury Bond Futures,
                   Expiring 03/20/08, Strike Price 120 .................................................   $       (77,344)+
           150   June Call Options on June U.S. Treasury Bond Futures,
                   Expiring 05/23/08, Strike Price 118 .................................................          (513,281)+
--------------------------------------------------------------------------------------------------------------------------
                 TOTAL OPEN OPTION CONTRACTS WRITTEN (premiums received: $404,401) .....................          (590,625)

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
FOR THE PERIOD FROM DECEMBER 1, 2007 THROUGH FEBRUARY 29, 2008 (UNAUDITED)
--------------------------------------------------------------------------

                                                                                                              VALUE
                                                                                                          -------------
OPERATIONS:
   Net investment income ..............................................................................   $   3,585,705
   Net realized gain/(loss) on investments sold during the period .....................................         898,148
   Change in net unrealized appreciation/depreciation of investments ..................................      (2,951,183)
   Distributions to APS* Shareholders from net investment income,
      including changes in accumulated undeclared distributions .......................................      (1,319,805)
                                                                                                          -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................................         212,865

DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock Shareholders(2) ..........................      (2,631,970)
                                                                                                          -------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ...................................................      (2,631,970)

FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan .................          60,549
                                                                                                          -------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING FROM FUND SHARE TRANSACTIONS ........          60,549

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK                                                      -------------
   FOR THE PERIOD .....................................................................................   $  (2,358,556)
                                                                                                          =============

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of period ................................................................................   $ 135,554,515
   Net decrease in net assets during the period .......................................................      (2,358,556)
                                                                                                          -------------
   End of period ......................................................................................   $ 133,195,959
                                                                                                          =============

----------
* Auction Preferred Stock (formerly known as Money Market Cumulative Preferred(TM) Stock).
(1) These tables summarize the three months ended February 29, 2008 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2007.
(2)   May include income earned, but not paid out, in prior fiscal year.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                                         FINANCIAL HIGHLIGHTS(1)
      FOR THE PERIOD FROM DECEMBER 1, 2007 THROUGH FEBRUARY 29, 2008 (UNAUDITED)
                     FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT THE PERIOD.
      --------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period ...............................................................   $       12.85
                                                                                                          -------------
INVESTMENT OPERATIONS:
   Net investment income ..............................................................................            0.34
   Net realized and unrealized gain/(loss) on investments. ............................................           (0.19)
DISTRIBUTIONS TO APS* SHAREHOLDERS:
   From net investment income .........................................................................           (0.13)
                                                                                                          -------------
   Total from investment operations ...................................................................            0.02
                                                                                                          -------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   From net investment income .........................................................................           (0.25)
                                                                                                          -------------
   Total distributions to Common Stock Shareholders ...................................................           (0.25)
                                                                                                          -------------
   Net asset value, end of period .....................................................................   $       12.62
                                                                                                          =============
   Market value, end of period ........................................................................   $       12.00
                                                                                                          =============
   Common Stock shares outstanding, end of period .....................................................      10,550,676
                                                                                                          =============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
   Net investment income+ .............................................................................            6.81%**
   Operating expenses .................................................................................            1.67%**

--------------------------------------------------------

SUPPLEMENTAL DATA:++
   Portfolio turnover rate ............................................................................              23%***
   Total net assets available to Common and Preferred Stock, end of period (in 000's) .................   $     213,196
   Ratio of operating expenses to total average net assets available to Common and Preferred Stock ....            1.04%**

(1) These tables summarize the three months ended February 29, 2008 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2007.
* Auction Preferred Stock (formerly known as Money Market Cumulative Preferred(TM) Stock).
**    Annualized.
***   Not Annualized.
+ The net investment income ratios reflect income net of operating expenses and payments to APS* Shareholders.
++    Information presented under heading Supplemental Data includes APS*.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK (UNAUDITED)
------------------------------------------------------

                                                        TOTAL                                   DIVIDEND
                                                      DIVIDENDS   NET ASSET        NYSE       REINVESTMENT
                                                         PAID       VALUE     CLOSING PRICE     PRICE(1)
                                                      ---------   ---------   -------------   ------------
December 31, 2007 .................................   $  0.0860    $12.29        $11.70          $12.17
January 31, 2008 ..................................      0.0860     12.93         12.82           12.92
February 29, 2008 .................................      0.0775     12.62         12.00           12.03

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

--------------------------------------------------------------------------------
                          Flaherty & Crumrine Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                          ------------------------------------------------------

1.    AGGREGATE INFORMATION FOR FEDERAL INCOME TAX PURPOSES

      At February 29, 2008 the aggregate cost of securities for federal income tax purposes was $226,944,288, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $6,392,678 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $21,363,015.

2.    ADDITIONAL ACCOUNTING STANDARDS

      ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 "FAIR VALUE MEASUREMENTS" ("FAS 157")

      In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

      o  Level 1 - quoted prices in active markets for identical securities
      o  Level 2 - other significant  observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
      o  Level 3 - significant  unobservable  inputs  (including  the Fund's own assumptions in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' net assets as of February 29, 2008 is as follows:

                                                                            OTHER FINANCIAL
                                                                              INSTRUMENTS
                                                             INVESTMENTS      (UNREALIZED
                                                            IN SECURITIES    APPRECIATION/
      VALUATION INPUTS                                     (MARKET VALUE)    DEPRECIATION)*
      --------------------------------------------------------------------------------------
      Level 1 - Quoted Prices - Investments ............   $   54,328,250   $            --
      Level 1 - Quoted Prices - Written Options ........         (590,625)               --
      Level 2 - Other Significant Observable Inputs ....      156,891,501                --
      Level 3 - Significant Unobservable Inputs ........               --                --
      --------------------------------------------------------------------------------------
      TOTAL ............................................   $  210,629,126   $            --

      * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment. As of February 29, 2008 the Fund does not have any other financial instruments.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
------------------------------------------------------

3.    SECTION 19 NOTICES

      Section 19 of the Investment Company Act of 1940 requires registered investment companies to include a notice with the payment of a dividend if a portion of that dividend may come from sources other than undistributed net income (other sources could include realized gains from the sale of securities and non-taxable return of capital). Copies of the Section 19 notices for the Fund are available on the website at www.preferredincome.com.

      The amounts and sources of distributions reported below are only estimates and are not being provided for tax reporting purposes. Form 1099-DIV will be sent to shareholders in January 2009 reporting the amount and tax characterization of distributions for the 2008 calendar year.

                                                        SOURCE OF DISTRIBUTIONS   AS OF 2/29/08
                                                   --------------------------------------------------
                                                       NET           NET         RETURN    TOTAL PER
                                                   INVESTMENT      REALIZED        OF        COMMON
                                                     INCOME     CAPITAL GAINS    CAPITAL     SHARE
                                                   --------------------------------------------------
      Calendar 2008 Distributions ..............    $0.1553         $0.00        $0.0082    $0.1635
      Percentage of Total Distributions ........      95.0%          0.0%          5.0%

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

                      [This page intentionally left blank]

                      [This page intentionally left blank]

DIRECTORS
   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
      Chief Executive Officer
   Robert M. Ettinger, CFA
      President
   R. Eric Chadwick, CFA
      Chief Financial Officer,
      Vice President and Treasurer
   Chad C. Conwell
      Chief Compliance Officer,
      Vice President and Secretary
   Bradford S. Stone
      Vice President and
      Assistant Treasurer
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY &
   CRUMRINE PREFERRED INCOME FUND?
   o  If your shares are held in a Brokerage Account, contact your Broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --

               PFPC Inc.
               P.O. Box 43027
               Providence, RI 02940-3027
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                     [LOGO]  Flaherty & Crumrine
                             =====================
                             PREFERRED INCOME FUND

                                    Quarterly
                                     Report

                                February 29, 2008

                             www.preferredincome.com

ITEM 2. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Flaherty & Crumrine Preferred Income Fund Incorporated
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Donald F. Crumrine
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date                     April 18, 2008
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Donald F. Crumrine
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date                     April 18, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ R. Eric Chadwick
                         -------------------------------------------------------
                         R. Eric Chadwick, Chief Financial Officer,
                         Treasurer and Vice President (principal
                         financial officer)

Date                     April 18, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.